Exhibit 99.1

GoLogiq Appoints Hunter Gaylor as President and COO

Gaylor to Lead Company Global Expansion Through Organic Growth and Strategic Acquisitions

NEW YORK, NY, June 21, 2023 – GoLogiq, Inc. (OTC:GOLQ), a U.S.-based global provider of fintech and consumer data analytics, has appointed Hunter Gaylor as president and chief operating officer. He will oversee the company’s recently acquired GammaRey subsidiary and the company’s global expansion through further strategic acquisitions and product development.

GammaRey brought to GoLogiq a financial assets management business with nearly $800 million under advisement. GammaRey also introduced a pipeline of acquisition targets which GoLogiq has been pursuing.

Gaylor brings to GoLogiq a wealth of experience in driving international business development and successful acquisitions.

“Hunter’s experience, deep understanding of the global markets, and extensive network of key players in our industry made him the ideal candidate for spearheading our expansion across key regions, including the Middle East, Asia Pacific, Europe, and Australia," stated GoLogiq CEO, Brent Suen. "We anticipate Hunter playing a pivotal role in propelling the development of our asset management business as we intensify our focus on this global growth opportunity."

The appointment follows GoLogiq’s recently announced sale of its fintech assets to Recruiter.com Group (NASDAQ:RCRT) (NASDAQ:RCRTW), a recruiting solutions provider. Given GoLogiq’s new focus on asset management that was created by the GammaRey acquisition, the board of GoLogiq believes the transaction with Recuiter.com will create greater shareholder value versus maintaining the Fintech assets itself. It also enables GoLogiq to become a pure play wealth management company with a more clearly definable market valuation.

“I am excited to join GoLogiq at this transformative stage in its development and help lead its global expansion,” stated Gaylor. “The company's commitment to innovation and its strong foundation of assets provides a solid platform for growth. I am excited to leverage our resources and expertise to drive strategic acquisitions, forge valuable partnerships, and position GoLogiq as a global leader in wealth asset management.”

Hunter Gaylor Bio

As an industry-leading executive in the aviation, media and technology, insurance, and commercial hospitality industries, Gaylor brings to GoLogiq deep experience in corporate development and supply chain management. This includes extensive corporate negotiation experience with ultra-high-net-worth individuals, government agencies, and foreign leaders.

Gaylor serves an international relations advisor to Wall Street Capital Partners, a firm dedicated to assisting corporate clients who are seeking expansion through investment, financing, M&A and dynamic growth strategies. He has assisted the firm in raising more than $1 billion in capital. He also currently serves as a board member for the Harvard Aerospace and Defense Alumni Organization.

He is a co-host and global markets contributor to the popular show, “New to the Street,” which airs on Newsmax, Fox Business, and Bloomberg, and is the award-winning author of the book, “Planes Plants & Politics.”

He holds a Bachelor's of Liberal Arts with a focus on international studies and economics from Harvard University, and has a certificate from OxfordX, an online learning initiative of University of Oxford.

About GoLogiq

GoLogiq Inc. is a U.S.-based global provider of fintech and mobile solutions for digital transformation and consumer data analytics. Its software platforms are comprised of CreateApp, a mobile app development and publishing platform for small-to-medium sized businesses; AtozGo™, a ‘hyper-local’ app-based delivery platform; AtozPay™, an eWallet for mobile top-up, e-commerce purchases, bill payment and microfinance; and Radix™, a Big Data analytics platform.

The company’s GammaRey subsidiary provides wealth management, direct-to-consumer lending platforms, mortgage broking, accounting, taxation advice, reporting, structuring, and solutions for individual investors and small-to-medium businesses in Australia. It also offers compliance services under its subsidiary’s Australian Financial Services License, including advice regarding Managed Investment Schemes (MIS), Self-Managed Superannuation Funds (SMSF) and other ancillary services.

To learn more, go to gologiq.com or follow the company on twitter: $GOLQ and @gologiq.

Important Cautions Reading Forward-Looking Statements

This press release contains certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the Safe Harbor created by those sections. This press release also contains forward‐looking statements and forward‐looking information within the meaning of United States securities legislation that relate to GoLogiq’s current expectations and views of future events. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will likely result”, “are expected to”, “expects”, “will continue”, “is anticipated”, “anticipates”, “believes”, “estimated”, “intends”, “plans”, “forecast”, “projection”, “strategy”, “objective” and “outlook”) are not historical facts and may be forward‐looking statements and may involve estimates, assumptions and uncertainties which could cause actual results or outcomes to differ materially from those expressed in such forward‐looking statements. No assurance can be given that these expectations will prove to be correct and such forward‐looking statements included in this press release should not be unduly relied upon.

These statements speak only as of the date of this press release. Forward‐looking statements are based on a number of assumptions and are subject to a number of risks and uncertainties, many of which are beyond GoLogiq’s control, which could cause actual results and events to differ materially from those that are disclosed in or implied by such forward-looking statements. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the merger between Recruiter.com and GoLogiq SPV (or similarly formed subsidiary to effectuate the transaction) (the “Merger”) may not be completed in a timely manner or at all,  (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Agreement by the stockholders of Recruiter.com and GoLogiq, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement, (iv) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the Merger, (v) the effect of the announcement or pendency of the transaction on GoLogiq’s business relationships, performance, and business generally, (vi) the inability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition and the ability of the post-Merger company to grow and manage growth profitability and retain its key employees, (vii) costs related to the Merger, (viii) the outcome of any legal proceedings that may be instituted against Recruiter.com and GoLogiq following the announcement of the proposed merger, (ix) the ability to maintain the listing of Recruiter.com’s securities on Nasdaq, (x) the ability to implement business plans, forecasts, and other expectations after the completion of the Merger, and identify and realize additional opportunities, (xi) the risk of downturns and the possibility of rapid change in the highly competitive industry in which GoLogiq operates, (xii) the risk that GoLogiq may not sustain profitability, (xiii) the risk that GoLogiq may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xiii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xiv) the risk of product liability or regulatory lawsuits or proceedings relating to the products and services of GoLogiq, (xv) the risk that GoLogiq is unable to secure or protect its intellectual property,  and (xvi) the risk that the securities of the post-Merger company will not be approved for listing on Nasdaq or if approved, maintain the listing.  The foregoing list of factors is not exhaustive. In particular and without limitation, this press release also contains forward‐looking statements regarding the appointment of Hunter Gaylor as president and COO, our products and services, the use and/or ongoing demand for our products and services, expectations regarding our revenue and the revenue generation potential of our products and services, our partnerships and strategic alliances, the impact of global pandemics (including COVID-19) on the demand for our products and services, industry trends, overall market growth rates, our growth strategies, the continued growth of the addressable markets for our products and solutions, our business plans and strategies, our ability to apply to and meet the listing standards and approvals for Nasdaq, NYSE, or other senior exchange, our global expansion efforts, our ability to successfully locate and consummate any contemplated strategic transactions  or other acquisitions, the structure of any such transaction, timing of such transaction, and the valuation of the businesses after completion of any such transaction, if any, and other risks described in the Company’s prior press releases and in its filings with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K and any subsequent public filings.

GoLogiq undertakes no obligation to update or revise any forward‐looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. New factors emerge from time to time, and it is not possible for GoLogiq to predict all of them, or assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward‐looking statement. Any forward‐looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement.

GoLogiq Company Contact:
Brent Suen, CEO
GoLogiq, Inc.

Email Contact

GoLogiq Investor Relations:
Ron Both
CMA Investor Relations
Tel (949) 432-7566
Email contact

GoLogiq Media & ESG Contact:
Tim Randall
CMA Media Relations
Tel (949) 432-7572
Email contact